SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 9, 1997
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-3950                                 38-0549190
                 ------                                 ----------
         (Commission File Number)           (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                     48121
 --------------------------------------                    -----
(Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     News release dated January 9, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                    Description                 Method of Filing
-----------                    -----------                 ----------------

Exhibit 20                 News release dated           Filed with this Report.
                           January 9, 1997.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.



                                       FORD MOTOR COMPANY
                                       (Registrant)


Date:  January 10, 1997                By:/s/Peter Sherry, Jr.
       ----------------                   --------------------
                                          Peter Sherry, Jr.
                                          Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                      DESCRIPTION                       PAGE
-----------                      -----------                       ----

Exhibit 20                    News release dated
                              January 9, 1997.